Exhibit 99.2

Estre Ambiental Investor Presentation August 2017

Presenters 2 Sergio Pedreiro CEO and Director Estre Andreas Gruson Director Estre Steve Trevor CEO, President and Director Boulevard Marc Lasry Founder and Chairman Avenue Capital

Investment highlights

1 Growth opportunity in Brazil's waste management industry[1]

- **Strong underlying volume growth:** Municipal Solid Waste ("MSW") volume growing 4% per year, >2x US growth
- **Unmet demand:** 37 million tons (47%) MSW in Brazil not properly disposed of
- **Positive shift in regulatory framework:** 2010 Solid Waste National Policy adopted
- **Fragmented industry:** no players >8% share, top five = 28%, most with leveraged balance sheets and limited ability to invest for growth
- **Favorable macro outlook:** Brazil emerging from recession in 2017 and benefiting from lower inflation, ongoing rate easing, strengthening currency, and predicted return to GDP growth

2 Strategic Latin America waste platform capable of significant growth

- **Largest** waste management company in Latin America; operates in 7 Brazilian states that together account for **50%** of Brazil's population and **60%** of Brazil's GDP
- Strategically located landfills to capture growth on **long runway of underserved demand**
- Defensible business has **grown sales organically high single digits** in difficult macroeconomic environment
- Strong balance sheet post transaction (**~2x** net leverage[2], >$140 million cash) well positioned to ramp **tuck-in strategy**

(1) Source of industry data: ABRELPE – Panorama of Solid Waste in Brazil (2015); IBGE; Company's internal analyses.
(2) Net leverage calculated as Net Debt / Adjusted EBITDA. Net Debt, Adjusted EBITDA and Net Debt / Adjusted EBITDA are non-IFRS financial measures. Net Debt is calculated as Gross Debt – Cash and Cash Equivalents. For a reconciliation of Estre's indebtedness as reflected in its balance sheet, and a reconciliation of Estre's Adjusted EBITDA to net income (loss), see the Appendix hereto.

3

Investment highlights *(continued)*

3 Strong leadership team and sponsorship

- Highly disciplined approach to **cost and cash management** with focus on constantly improving efficiencies
- Developed environmentally progressive, transparent and compliance-focused company in Latin America waste management
- **100% rollover** and full alignment of management and sponsors
- **Majority independent board** bringing mix of **US and Brazilian** waste management sector best practices

4 Attractive valuation

- US$132 / US$145 million estimated 2017 / 2018 Adj. EBITDA[(1)], US$1.1 billion Enterprise Value, US$816 million equity market cap[(2)]
- **25%** discount to median of broad waste peers (**7.7x** 2018E Adj. EBITDA vs. comparables at 10x)[(1)(3)]
- **Double-digit** Adj. EBITDA[(1)] organic growth vs. mid single-digit peer group[(3)]
- Line of sight to potential **~2x** increase in equity value over the next 3 years

(1) Adjusted EBITDA is a non-IFRS financial measure. For a reconciliation of Estre's Adjusted EBITDA to net income (loss), see the Appendix hereto.

(2) R$420 / R$462 million 2017 / 2018 Adjusted EBITDA, R$3.5 billion Enterprise Value, R$2.6 million market cap. US$ information is presented using an exchange rate of R$3.19 to US$1.00, as reported by the Brazilian Central Bank as of Aug 14, 2017. Enterprise Value and market cap assume a $10/share value of the shares post transaction.

(3) Market data available as of Aug 14, 2017 reflecting the consensus estimates of research analysts covering publicly traded peers, including Waste Management, Republic Services, Waste Connections, Advanced Disposal Services, Casella Waste Systems, US Ecology, and Stericycle.

4

Attractive operating, value and leverage metrics vs. peers[(1)(2)]

2017E-2019E Net Revenues CAGR

Higher growth opportunities in Brazil when compared to US public peers



9.0 %
7.7 %
4.9 %
3.8 %
3.7 %
3.6 %
3.6 %
3.2 %
2.2 %
Estre WCN ECOL RSG ADSW WM CLH CWST SRCL
3.7%
Comp Median

2017E-2019E Adj. EBITDA[(2)] CAGR

Estre also has higher Adj. EBITDA growth projection arising from operating leverage



9.8 %
9.5 %
8.2 %
6.6 %
6.1 %
5.5 %
5.2 %
5.2 %
4.7 %
Estre WCN CLH ECOL ADSW SRCL CWST RSG WM
5.8%
Comp Median

2017E Adj. EBITDA[(2)(3)] margin

2017 Adj. EBITDA margin represents opportunity for improvement compared to main US players



28.3 %
31.6 %
28.1 %
27.9 %
27.7 %
24.1 %
23.6 %
21.7 %
15.4 %
Estre WCN RSG ADSW WM ECOL SRCL CWST CLH
25.9%
Comp Median

EV / 2017E Adj. EBITDA[(2)]

Significant valuation discount compared to US public peers



8.4 x
14.3 x
11.6 x
11.3 x
10.6 x
10.6 x
9.5 x
9.4 x
9.1 x
Estre WCN ECOL SRCL WM RSG ADSW CLH CWST
10.6 x
Comp Median

EV / 2018E Adj. EBITDA[(2)]

Even higher discount when compared 2018E Adj. EBITDA, given Estre's higher growth



7.7 x
13.2 x
10.8 x
10.7 x
10.1 x
10.0 x
8.8 x
8.7 x
8.4 x
Estre WCN ECOL SRCL WM RSG ADSW CWST CLH
10.0 x
Comp Median

Net Debt / 2017E Adj. EBITDA[(2)(4)]

Lower pro-forma Net Debt for Estre, providing strong balance sheet to fund growth



2.2 x
4.6 x
4.1 x
3.9 x
2.9 x
2.8 x
2.7 x
2.5 x
2.3 x
Estre ADSW SRCL CWST ECOL RSG CLH WCN WM
2.8 x
Comp Median

(1) Market data available as of Aug 14, 2017 reflecting the consensus estimates of research analysts covering publicly traded peers. Estre's metrics are based on 2017 and 2018 guidance and illustrative 2019. US$ information is presented using an exchange rate of R$3.19 to US$1.00, as reported by the Brazilian Central Bank as of Aug 14, 2017.

(2) Adjusted EBITDA is a non-IFRS financial measure. For a reconciliation of Estre's Adjusted EBITDA to net income (loss), see the Appendix hereto.

(3) Estre calculates Adjusted EBITDA margin as Adjusted EBITDA divided by Net Revenues. Adjusted EBITDA margin is a non-IFRS financial measure.

(4) Net Debt is a non-IFRS financial measure. Net Debt is calculated as Gross Debt – Cash and Cash Equivalents. For a reconciliation of Estre's indebtedness as reflected in its balance sheet, see Appendix.

5

10 Year Credit Default Swap Currency BOVESPA Index 6 Inflection point in Brazil macroeconomic backdrop Source: BMI; IBGE; Brazilian Central Bank; Focus report; FactSet and Barclays estimates as of Aug 14, 2017. Interest rates have come down significantly, as inflation is expected to return within target as early as 2017 Brazilian CDS decreased significantly given recent structural adjustments in economy and political realm -45.3% Upward trend in unemployment has softened After period of sharp decline in 2015, BOVESPA has rallied since the beginning of 2016 +82.1% Growth constrained temporarily by declines in investment; return to growth currently forecasted for 2017 BRL/USD appreciated considerably over last year -23.2% Interest Rates and Inflation GDP Growth Unemployment Rate 0.000 100.000 200.000 300.000 400.000 500.000 600.000 700.000 09A 10A 11A 12A 13A 14A 15A 16A 17A 35,000 40,000 45,000 50,000 55,000 60,000 65,000 70,000 75,000 09A 10A 11A 12A 13A 14A 15A 16A 17A 3.2 3.8 4.1 4.4 4.8 5.2 5.0 4.8 4.8 4.9 (0.1%) 7.5% 4.0% 1.9% 3.0% 0.5% (3.8%) (3.6%) 0.3% 2.0% 09A 10A 11A 12A 13A 14A 15A 16A 17E 18E Nominal GDP (R$ trillion) Real GDP Growth (% in R$) 8.8% 10.8% 11.0% 11.0% 10.0% 12.0% 14.3% 13.8% 7.5% 7.5% 4.3% 5.9% 6.5% 5.8% 5.9% 6.4% 10.7% 6.3% 3.5% 4.2% 09A 10A 11A 12A 13A 14A 15A 16A 17E 18E SELIC Rate IPCA IPCA Upper / Lower Limit 6.8% 5.3% 4.7% 4.6% 4.3% 4.9% 8.3% 11.3% 13.5% 11.0% 09A 10A 11A 12A 13A 14A 15A 16A 17E 18E 1.5 2.0 2.5 3.0 3.5 4.0 4.5 09A 10A 11A 12A 13A 14A 15A 16A 17A BRL/USD 35,000 40,000 45,000 50,000 55,000 60,000 65,000 70,000 75,000 09A 10A 11A 12A 13A 14A 15A 16A 17A

Leading waste management company in Brazil

Full-range of waste and environmental services for more than 31 million people

- 2017E Revenues US$466 million / Adj. EBITDA US$132 million [1][2]
- Largest waste management company in Brazil and LatAm [3]
- Environmentally progressive, transparent, with compliance focus
- Municipal customers approximately 80% of sales / C&I customers, approximately 20% of sales
- 75% win rate on public bidding process for 5-year contracts with 82% renewal rate over past twelve months
- Sole owner of largest number of regulated landfills in Brazil with 134 million cubic meters of remaining capacity (>15 years) – robust pipeline of additional capacity


Alagoas
Bahia
Sergipe
Goiás
Rio de Janeiro
Paraná
São Paulo

States in which we operate hold 50% of the population with 60% of GDP

Collection Services



500+ Clients

801 vehicles on collection, sweeping, and cleaning services for 31 million people

Landfill Operations



13 Landfills

6 million tons disposed in Estre's landfills yearly
Pipeline of 5 new landfills

Biogas Power



10 Power Units

Generating ~14 MW and with potential to more than 80 MW

Hazardous and Medical Waste



3 Facilities

for treatment and disposal of hazardous and medical waste

(1) 2017E Revenues R$1,485 million / Adj. EBITDA R$420 million. US$ information is presented using an exchange rate of R$3.19 to US$1.00, as reported by the Brazilian Central Bank as of Aug 14, 2017.
(2) Adjusted EBITDA is a non-IFRS financial measure. For a reconciliation of Estre's Adjusted EBITDA to net income (loss), see the Appendix hereto.
(3) As measured in terms of number of landfills and waste disposal volumes.

7

8 Attractive growth opportunity 80 million tons annual of MSW 4% growth from 2008 to 2015 Fragmented industry Favorable regulatory framework 47% of MSW not properly disposed of 7 million not collected 30 million sent to illegal dumps Source: ABRELPE – Panorama of Solid Waste in Brazil (2015). Brazilian solid waste market 4% CAGR MSW volume evolution (million tons) 80 million tons 100% TOTAL WASTE GENERATION 73 million tons 91% COLLECTED VOLUME PROPER DESTINATION 43 million tons 53% 37 million tons 47% NOT PROPERLY DISPOSED Underpenetrated Market Opportunity Significant Market Opportunity 62 67 71 73 74 76 79 80 324 345 366 369 370 380 388 391 2008 2009 2010 2011 2012 2013 2014 2015 kg/inhabitant/year Proper Destination 53% Not Collected & Improper Destination 47%

9 Favorable, evolving regulatory environment Brazil Regulatory Framework Government committed to sound environmental practices National Solid Waste Policy enacted as Federal Law in 2010 Deadline to comply with proper solid waste destination ranges from July 2018 to July 2021 depending on size of the city Obligations of municipalities, industry and commerce Potential creation of garbage collection tax by municipalities Long-term contracts based on public-private partnerships US Solid Waste Regulations 1970 National Environmental Protection Act – Creation of EPA 1976 RCRA – Resource Conservation and Recovery Act 1965 Solid Waste Disposal Act 1970 Resource Recovery Act RCRA made open dumping illegal 1980 Solid Waste Disposal Act Hazardous waste 1988 Ocean Dumping Ban Act Reduced improper destination from 21% in 1980’s to zero Consolidated number of landfills from 7,924 in 1988 to 1,724 in 2006 Source: Brazilian Ministry of Cities; ABRELPE – Panorama of Solid Waste in Brazil (2015); U.S. Environmental Protection Agency.

Summary Financials, excluding results from divested operations[(1)]

Despite over three years of economic crisis in Brazil, Estre has continued to deliver strong performance

Revenue[(2)]

(R$ million)



7%
1,206
1,289
1,393
1,485
2014
2015
2016
2017E
US$
378
404
437
466

Adj. EBITDA[(2)(3)]

(R$ million)



30%
191
323
389
420
16%
25%
28%
28%
2014
2015
2016
2017E
US$
60
101
122
132

Adj. CAPEX[(2)(4)]

(R$ million)



88
76
120
114
7%
6%
9%
8%
2014
2015
2016
2017E
US$
28
24
38
36

Adj. EBITDA – Adj. CAPEX[(2)(3)(4)(5)]

(R$ million)



103
247
269
306
9%
19%
19%
21%
2014
2015
2016
2017E
US$
32
77
85
96

(1) Metrics exclude the effects of the following divested operations: (i) residual Estre contracts with Petrobras related to Estre O&G operations, following the spin-off of this entity to Estre's founding shareholder in September 2014, (ii) sub-scale collections operations (Azaleia) following the sale of these contracts back to the original seller in May 2015, and (iii) Estrans landfill in Argentina following the sale of Estre's interest in this entity in December 2015. Estre's and Boulevard's management believe such presentation facilitates greater comparability between periods by isolating Estre's ongoing operations. Divested operations is a non-IFRS financial measure and is not representative of Estre's discontinued operations as defined by IFRS and as will be reflected in Estre's financial statements. For additional information regarding Estre's divested operations, see the Appendix hereto.

(2) % on the charts are % of net revenues; figures below the bars are US$, presented using an exchange rate of R$3.19 to US$1.00, as reported by the Brazilian Central Bank as of Aug 14, 2017.

(3) Adjusted EBITDA is a non-IFRS measure. For a reconciliation of Estre's Adjusted EBITDA to net income (loss), see the Appendix hereto.

(4) Adjusted CAPEX is a non-IFRS measure reflecting certain accounting adjustments to exclude the effects of expenditures that were not related to the acquisition of durable capital goods, such as costs associated with internal assessments of controls, software and technology expenditures to improve internal controls systems, and non-cash accounting adjustments to property, plant and equipment.

(5) Adj. EBITDA – Adj. CAPEX is a non-IFRS financial measure.

10

Simple growth algorithm 11 Organic Growth Margin Expansion M&A Price, Volume & New Business Adj. EBITDA Growth M&A and Tuck-in Acquisitions + 1 Sales Growth New business activities include a pipeline of 10 new collection contracts and 5 new landfills; projected R$30 million CAPEX per year; estimated potential of R$60 million per year of incremental revenues resulting from sales growth Biogas power generation with estimated potential to add R$35 million revenues and R$25 million of Adj. EBITDA from 2019 onwards Target ROIC in the range of 25% to 35% Growth with potential incremental tuck-in acquisitions, with target of R$100 million in yearly revenue from such acquisitions + 2

Estre’s landfills serve markets that are among the largest and fastest growing in Brazil and are well positioned to capture growth from unserved smaller municipalities in their coverage area 134 million cubic meters of remaining capacity (>15 years) – robust pipeline of additional capacity 12 Strategic Latin American waste platform poised for significant potential growth Leading Market Position Tuck in Opportunities for Potential Growth 226 waste companies in Brazil Many lack scale and technology to remain independent, and are financially challenged Typically family-owned and potentially facing succession issues 3 immediately actionable targets with significant potential incremental EBITDA Estre has pre-identified 10 potential acquisition targets, short listed 5, and is in discussions with 3 Successfully closing all 3 acquisitions could add significant incremental revenues and EBITDA Estre believes potential acquisitions can be completed at accretive EBITDA multiples Source: ABRELPE – Panorama of Solid Waste in Brazil (2015); Company’s internal analysis.

13 Guidance Assumes (i) Estre signs 29% of its pending contracts and pipeline (historically, Estre has had an 82% renewal rate and a 75% win rate on new public contracts), (ii) no adjusted EBITDA margin expansion due to public company standup costs, and (iii) CAPEX expansion due to accelerated investment in the business. Adjusted EBITDA and Adjusted EBITDA Margin are non-IFRS financial measures. Estre calculates Adjusted EBITDA Margin as Adjusted EBITDA divided by Net Revenues. For a reconciliation of Estre’s Adjusted EBITDA to net income (loss), see the Appendix hereto. Adjusted CAPEX reflects certain accounting adjustments to exclude the effects of expenditures that were not related to the acquisition of durable capital goods, such as costs associated with internal assessments of controls, software and technology expenditures to improve internal controls systems, and non-cash accounting adjustments to property, plant and equipment. US$ information is presented using an exchange rate of R$3.19 to US$1.00, as reported by the Brazilian Central Bank as of Aug 14, 2017. (R$ million) 2017 2018 (1) Net Revenues 1,485 1,634 Growth 7% 10% Adj. EBITDA (2) 420 462 Growth 8% 10% Adj. EBITDA Margin (2) 28% 28% Adj. CAPEX (3) 114 170 % of Net Revenues 8% 10% (US$ million) (4) Net Revenues 466 512 Adj. EBITDA (2) 132 145 Adj. CAPEX (3) 36 53

14 Lower SG&A as % of net revenues reflecting elimination of redundancies, synergies, and cost discipline Selected financial data, excluding results from divested operations(1) Metrics exclude the effects of the following divested operations: (i) residual Estre contracts with Petrobras related to Estre O&G operations, following the spin-off of this entity to Estre’s founding shareholder in September 2014, (ii) sub-scale collections operations (Azaleia) following the sale of these contracts back to the original seller in May 2015, and (iii) Estrans landfill in Argentina following the sale of Estre’s interest in this entity in December 2015. Estre’s and Boulevard’s management believe such presentation facilitates greater comparability between periods by isolating Estre’s ongoing operations. Divested operations is a non-IFRS measure and is not representative of Estre’s discontinued operations as defined by IFRS and as will be reflected in Estre’s financial statements. For additional information regarding Estre’s divested operations, see the Appendix hereto. Adj. EBITDA and Adj. EBITDA Margin are non-IFRS financial measures. Estre calculates Adjusted EBITDA Margin as Adjusted EBITDA divided by Net Revenues. For a reconciliation of Estre’s Adj. EBITDA to net income (loss), see the Appendix hereto. Adj. CAPEX reflects certain accounting adjustments to exclude the effects of expenditures that were not related to the acquisition of durable capital goods, such as costs associated with internal assessments of controls, software and technology expenditures to improve internal controls systems, and non-cash accounting adjustments to property, plant and equipment. Adj. EBITDA – Adj. CAPEX is a non-IFRS financial measure. US$ information presented using an exchange rate of R$3.19 to US$1.00, as reported by the Brazilian Central Bank as of Aug 14, 2017. (R$ million) 2014 2015 2016 2017E Net Revenues (1) 1,206 1,289 1,393 1,485 (excluding results from divested operations) Growth 7% 8% 7% Operating Costs (1) 755 822 848 925 (excluding results from divested operations) % of Net Rev. 63% 64% 61% 62% SG&A (1) 259 144 156 140 (excluding results from divested operations) % of Net Rev. 21% 11% 11% 9% Adj. EBITDA (1) (2) 191 323 389 420 % Margin 16% 25% 28% 28% Growth 69% 21% 8% Adj. CAPEX (1) (3) 88 76 120 114 % of Net Rev. 7% 6% 9% 8% Adj. EBITDA - Adj. CAPEX (1) (2) (3) (4) 103 247 269 306 % of Net Rev. 9% 19% 19% 21% (US$ million) (5) Net Revenues (1) 378 404 437 466 Adj. EBITDA (1) (2) 60 101 122 132 Adj. CAPEX (1) (3) 28 24 38 36 Adj. EBITDA - Adj. CAPEX (1) (2) (3) (4) 32 77 85 96

New capital structure optimization; competitive leverage

- Reduced post transaction leverage adds strategic flexibility and attractive new debt terms
  - 8 year maturity @ CDI (interbank rate) + 2%
  - Pre-payable at any time without premium
  - No interest payment 1st 24 months, no amortization 1st 36 months from closing; thereafter 10% amortization per year and 50% on final maturity date
- Cash increase accelerates new project execution
- Internal investment in expanded M&A execution and integration teams
- Disciplined focus on ROIC

Significantly enhanced liquidity for growth



Net Leverage (1)
5.2x
2.2x
Pre-Transaction
Post-Transaction



Cash (2)
(US$ million)
6
146
Pre-Transaction
Post-Transaction

Debentures amortization schedule (US$ million)



19
38
38
38
38
211
2020
2021
2022
2023
2024
2025
R$
61
122
122
122
122
672

(1) Reflects Net Debt / Adjusted EBITDA. Estimated figures based on 2017E Adj. EBITDA and Net Debt. Net Debt is calculated as Gross Debt – Cash and Cash Equivalents. Net Debt, Adjusted EBITDA and Net Debt / Adjusted EBITDA are non-IFRS financial measures. For a reconciliation of Estre's Net Debt to its indebtedness as reflected in its balance sheet, and Adjusted EBITDA to its net income (loss), see the Appendix hereto.

(2) US$ information presented using an exchange rate of R$3.19 to US$1.00, as reported by the Brazilian Central Bank as of Aug 14, 2017.

15

Transaction overview – Boulevard acquisition of Estre

- Estimated pro forma enterprise value of US$1.1 billion with US$816 million market cap (74%) and US$294 million Net Debt[(2)] (26%)
  - Sources: US$370 million from Boulevard cash in trust
  - Uses: US$200 million debt reduction (US$250 million retired at 20% discount) + US$140 million cash to balance sheet

Pro Forma Valuation [(1)]

		R$	$
Estre Price per Share		R$31.89	$10.00
Shares Outstanding		82	82
Market Cap		R$2,604	$816
Debt		1,403	440
Cash		(466)	(146)
Net Debt [(2)]		937	294
Enterprise Value		R$3,541	$1,110
Transaction Multiples [(3)]			
EV/2017 EBITDA	8.4 x	*R$420*	*$132*
EV/NTM EBITDA[(4)]	7.9 x	*R$446*	*$140*
EV/2018 EBITDA	7.7 x	*R$462*	*$145*
Leverage [(3)]			
Debt/2017 EBITDA	3.3 x		
Net Debt/2017 EBITDA[(2)]	2.2 x		

Sources and Uses [(1)]

	R$	$
Sources		
Existing Boulevard cash in trust	R$1,180	$370
Total Sources	R$1,180	$370
Uses		
Debentures Retired for Cash	R$638	$200
Cash to Balance Sheet	446	140
Est. 3rd Pty Fees/Expenses	96	30
Total Uses	R$1,180	$370

Ownership [(5)]

	# shares	% Total
Existing Estre Shareholders	35	43%
Boulevard Public Shareholders	37	45%
Boulevard Founders	9	11%
Total	82	100%

(1) Calculations assume (i) no redemptions of Boulevard shares, and (ii) that the transaction agreement will provide for a minimum cash condition of US$200 million. Shown in both R$ millions and US$ millions, except for (i) price per share, which is shown in R$ and US$, and (ii) total number of shares, which is shown in millions. US$ information is presented using an exchange rate of R$3.19 to US$1.00, as reported by the Brazilian Central Bank as of Aug 14, 2017.
(2) Net Debt is calculated as Gross Debt – Cash and Cash Equivalents. Net Debt is not an IFRS financial measure. For a reconciliation of Estre's Net Debt to its indebtedness as reflected in its balance sheet, see the Appendix hereto.
(3) Adjusted EBITDA is a non-IFRS financial measure. For a reconciliation of Estre's Adjusted EBITDA to net income (loss), see the Appendix hereto.
(4) NTM = Next Twelve Months.
(5) Ownership table excludes 5% of total shares corresponding to management's long-term incentive plan.

16

17 Number of members: 9 members 5 outside independent directors with strong environmental services and compliance backgrounds Avenue Capital taking one board seat Insiders include BTG Pactual, Avenue Capital Stephen Trevor, and CEO Sergio Pedreiro Frequency: 5 meetings per year New board of directors Majority independent board bringing mix of US and Brazilian waste management sector best practices Top tier Governance Main deliberations and responsibilities: Strategic planning Budget approval Performance monitoring Approval and monitoring of committed capital for new investments Macro and industry analysis Auxiliary committee: independent Compliance Committee to oversee business practices

Estimated potential equity growth

Commitment to long-term value creation for shareholders

Illustrative potential growth in equity value[1]

(US$ million)


Growth in Equity Value
+15%
+34%
+85%
+97%
816
938
1,096
1,513
1,608
Inital
Fully-Distributed Multiple
1-Year Potential Equity Value
3-Year Potential Equity Value
3-Year Potential Equity Value

	Inital	Fully-Distributed Multiple	1-Year Potential Equity Value	3-Year Potential Equity Value	3-Year Potential Equity Value
Adj. EBITDA[2]	US$145	US$145	US$159	US$190	US$190
1 year forward Adj. EBITDA multiple	7.7x	8.5x[2] [3]	8.5x	8.5x	9.0x

(1) Estimates assume (i) no tuck-in acquisitions but rather organic and new project growth with excess free cash flow paying down debt, and (ii) that Estre will generate $190 million free cash flow over the period and, as a result, that Net Debt/Adjusted EBITDA ratio will decrease from 2.2x in 2017 to 0.6x in 2020. R$3.19 to US$1.00, as reported by the Brazilian Central Bank as of Aug 14, 2017.
(2) Adjusted EBITDA is a non-IFRS financial measure. For a reconciliation of Estre's Adjusted EBITDA to net income (loss), see the Appendix hereto.
(3) Fully distributed multiple of 8.5x reflecting a 15% discount to median multiple of peers of 10.0x. Estre's definition of Adjusted EBITDA is different from that of its peers operating in the waste management industry, which may significantly distort comparability. Market data based on most recent publically available information as of Aug 14, 2017.

18

estre

Appendix

20 Execution-focused team driving operational improvements and margin expansion Reputable management team with deep industry knowledge and proven track-record

21 Highlights of Estre’s New Compliance Program Define, implement and manage compliance with the Brazilian Anticorruption Laws Top-down compliance policies applicable to all employees and third parties Whistleblower channel / hotline Continuous education and training Regular due diligence and internal testing and review Reporting and disciplinary measures Compliance measures and culture Brazil’s Clean Company Act 2014 – Brazil’s first anti-corruption law to hold companies responsible for their employees´ corrupt actions - is enacted Under new leadership beginning in 2015, Estre expanded compliance policies, investing heavily in ethical controls and integrating them as a key element to its strategy and culture Zero tolerance policy for non-compliance Anti-corruption compliance now a key factor in Estre’s compensation system

22 Revenue – continuing operations Residual Estre contracts with Petrobras related to Estre O&G operations, following Estre’s divestment in September 2014. Average price adjustments applied on Landfills and Collection contracts. (R$ million) 2014 2015 2016 Net Revenues 1,294 1,339 1,393 Divested Operations (88) (50) 0 Estrans - Landfill Buenos Aires, Argentina (24) (34) 0 Residual Estre Contracts with Petrobras (1) (10) (5) 0 Sub-scale Collection Contracts (54) (11) 0 Net Revenues excluding results from divested operations 1,206 1,289 1,393 Average % Price Change (YoY) (2) 3.6% 7.3% 4.0% 4.9% % Volume Change (YoY) 3.6% -0.4% 4.1% 2.4% % Landfill Volumes 5.0% 0.2% -2.7% 0.8% Landfill Municipal Clients (MSW) 1.8% 3.7% 3.0% 2.8% Landfill C&I Clients 13.5% -6.9% -15.6% -3.0% % Collection Volume Change (YoY) 3.2% -0.7% 7.3% 3.3% Collection Contracts (same footprint) 3.2% -0.7% -3.9% -0.5% Net Revenue Growth (YoY) 7.2% 6.9% 8.1% 7.4%

Adjusted EBTIDA reconciliation

(R$ million)		2014	2015	2016
Loss for the year from continuing operations		(98)	(190)	(338)
(+) Income and Social Contribution Taxes		7	(7)	105
(+) Depreciation, Amortization, and Depletion		138	136	168
(+/-) Financial Results		361	339	330
(+/-) Results on Sale of Assets	*(a)*	(268)	12	5
(+/-) Write-off of Assets	*(b)*	11	11	36
(+) Impairment Charges Goodwill	*(c)*	43	15	45
(+) Non-recurring Expenses	*(d)*	-	21	39
Adj. EBITDA		**194**	**336**	**389**

a) Reflects certain accounting gains and losses that Estre's management believes to be non-recurring in nature resulting from the sale of assets either above or below book value, sold as part of Estre's efforts to streamline its operations as part of its restructuring process, namely (i) in 2014, the sale of CDR Pedreira to an affiliate of BTG Pactual and Essencis (corresponding to a gain of R$268 million) (ii) in 2015, the sale of Estrans Argentina, and sub-scale contracts, each below book value (together corresponding to a loss of R$12 million), and (iii) in 2016, additional expenses related to the sale of CDR Pedreira (corresponding to a loss of R$5 million).

b) Reflects the non-cash, accounting impact of write offs of (i) the call option to acquire CDR Pedreira from an affiliate of BTG Pactual (corresponding to losses of R$11 million and R$36 million in 2015 and 2016, respectively) and (ii) certain property, plant and equipment following an assessment of the integrity of Estre's supply arrangements conducted by independent external auditors (corresponding to R$57 million and R$15 million in 2014 and 2016, respectively).

c) Reflects the non-cash, accounting impact of impairment charges that Estre's management considers to be extraordinary relating to (i) CTR Itaboraí (corresponding to R$11 million and R$45 million in 2015 and 2016, respectively) and (ii) Resicontrol (corresponding to R$43 million and R$4 million in 2014 and 2015, respectively) reflecting lower profitability projections for those assets.

d) Reflects other expenses that Estre's management believes are non-recurring in nature relating to (i) Estre's organizational restructuring transactions, primarily severance payments in connection with employee lay-offs (corresponding to R$9 million and R$6 million in 2015 and 2016, respectively), and (ii) expenses in 2015 of R$12 million and R$35 million in 2016 related to Estre's then-existing stock option plan.

23

estre

Income Statement data breakdown, excluding results from divested operations (1)

(R$ million)	Reported Results	Divested Operations		Adj. Results *(R$ million)*	*(% Net Rev.)*
2014					
Net Revenues	*1,294*	*(88)*	*(a)*	*1,206*	*100%*
Op. Costs and Expenses	*833*	*(78)*	*(b)*	*755*	*63%*
SG&A	*266*	*(7)*	*(c)*	*259*	*21%*
Adj. EBITDA	***194***	***(3)***	*(d)*	***191***	***16%***
2015					
Net Revenues	*1,339*	*(50)*	*(e)*	*1,289*	*100%*
Op. Costs and Expenses	*853*	*(30)*	*(f)*	*822*	*64%*
SG&A	*150*	*(7)*	*(g)*	*144*	*11%*
Adj. EBITDA	***336***	***(13)***	*(d)*	***323***	***25%***
2016					
Net Revenues	*1,393*	-		*1,393*	*100%*
Op. Costs and Expenses	*848*	-		*848*	*61%*
SG&A	*156*	-		*156*	*11%*
Adj. EBITDA	***389***	**-**		***389***	***28%***

(1) Divested operations is a non-IFRS financial measure and is not representative on Estre´s discontinued operations as defined by IFRS and as will be reflected in Estre´s financial statements. For additional information regarding Estre´s divested operations.

a) Reflects (i) R$24 million of net revenues from Estrans landfill in Buenos Aires, Argentina following the sale of Estre's investment in this entity in December 2015; (ii) R$54 million of net revenues from sub-scale collection contracts (Azaleia) following Estre's sale of these contracts back to the original seller in May 2015; and (iii) R$10 million of net revenues derived from residual Estre contracts with Petrobras related to Estre O&G operations, following Estre's divestment of this entity in September 2014.

b) Reflects (i) R$12 million of operating costs from Estrans landfill in Buenos Aires, Argentina following the sale of Estre's investment in this entity in December 2015; (ii) R$46 million of operating costs from sub-scale collection contracts (Azaleia) following Estre's sale of these contracts back to the original seller in May 2015; and (iii) R$20 million of operating costs derived from residual Estre contracts with Petrobras related to Estre O&G operations, following Estre's divestment of this entity in September 2014.

c) Reflects (i) R$3 million of SG&A from Estrans landfill in Buenos Aires, Argentina, following the sale of Estre's investment in this entity in December 2015; (ii) R$3 million of SG&A from sub-scale collection contracts (Azaleia) following Estre's sale of these contracts back to the original seller in May 2015; and (iii) R$2 million of SG&A derived from residual Estre contracts with Petrobras related to Estre O&G operations, following Estre's divestment of this entity in September 2014.

d) Adjusted EBITDA is a non-IFRS financial measure. For a reconciliation of Estre's Adjusted EBITDA to net income (loss), see slide 24 of this Appendix. For purposes of showing the effects of divested operations on Estre's Adjusted EBITDA, for each period, Estre deducts from adjusted EBITDA the sum of net revenues from divested operations *plus* operating costs from divested operations *plus* selling, general and administrative expenses from divested operations, as is shown on the table above.

e) Reflects (i) R$34 million of net revenues from Estrans landfill in Buenos Aires, Argentina, following the sale of Estre's investment in this entity in December 2015; and (ii) R$11 million of net revenues from sub-scale collection contracts (Azaleia) following Estre's sale of these contracts back to the original seller in May 2015 and (iii) R$5 million of net revenues derived from residual Estre contracts with Petrobras related to Estre O&G operations, following Estre's divestment of this entity in September 2014.

f) Reflects (i) R$15 million in operating costs from Estrans landfill in Buenos Aires, Argentina, following the sale of Estre's investment in this entity in December 2015; and (ii) R$9 million in operating costs from sub-scale collection contracts (Azaleia) following Estre's sale of these contracts back to the original seller in May 2015 and (iii) R$6 million of operating cost derived from residual Estre contracts with Petrobras related to Estre O&G operations, following Estre's divestment of this entity in September 2014.

g) Reflects (i) R$5 million in SG&A from Estrans landfill in Buenos Aires, Argentina, following the sale of Estre's investment in this entity in December 2015; and (ii) R$1 million in SG&A from sub-scale collection contracts (Azaleia) following Estre's sale of these contracts back to the original seller in May 2015 and (iii) R$1 million in SG&A derived from residual Estre contracts with Petrobras related to Estre O&G operations, following Estre's divestment of this entity in September 2014.

24

25 Adjusted Results, Net Debt - reconciliation

26 Important Disclosures This presentation is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination between Estre Ambiental S.A. (together with its subsidiaries, “Estre” or the “Company”) and Boulevard Acquisition Corp. II (“Boulevard”) and related transactions (the “Proposed Business Combination”) and for no other purpose. The information contained in this presentation does not purport to be all inclusive. The data contained herein is derived from various internal and external sources. The information contained in this presentation is not, and should not be assumed to be, complete and does not present all the information that investors may require or desire in considering the Proposed Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. No representation is made as to the reasonableness of the assumptions made in this presentation or the accuracy or completeness of any projections or modeling or any other information contained in this presentation. Any data on past performance or modeling contained in this presentation is no indication as to future performance. Neither Boulevard nor Estre assume any obligation to update the information in this presentation. No securities commission or securities regulatory authority or other authority in the United States or any other jurisdiction has in any way passed upon the merits of the Proposed Business Combination or the accuracy or adequacy of this presentation. Market and Industry Data Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. In addition, certain information pertaining to Estre’s market position relies in part on Estre’s internal analyses in conjunction with industry reports. Neither Boulevard nor Estre has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. No Offer or Solicitation This presentation and any oral statements made in connection with this presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Information for Investors and Stockholders In connection with the Proposed Business Combination, Boulevard and Estre expect that a registration statement on Form F-4 will be filed with the SEC containing a preliminary proxy statement of Boulevard that also constitutes a preliminary prospectus of the newly-incorporated holding company (“Holdco”), the securities of which are expected to be listed on NASDAQ upon consummation of the Proposed Business Combination. After the registration statement is declared effective, Boulevard will mail a definitive proxy statement/prospectus to stockholders of Boulevard. This presentation is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Boulevard or Holdco may file with the SEC and send to Boulevard’s stockholders in connection with the Proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Boulevard through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Boulevard are available free of charge by contacting Boulevard Acquisition Corp. II, 399 Park Avenue, 6th Floor, New York, New York 10022, Attn: Secretary. Disclaimer

Disclaimer (continued) 27 Forward Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding 2017, 2018 and 2019 revenue, adjusted EBITDA, net debt, capital expenditure and cash flow estimates and forecasts of other financial and performance metrics, projections of market opportunity, macroeconomic outlook and the expected benefits of the Proposed Business Combination. These statements are based on various assumptions and on the current expectations of Boulevard and Estre management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions in Brazil; potential government interventions resulting in changes to the Brazilian economy, applicable taxes and tariffs, inflation, exchange rates, interest rates and the regulatory environment; changes in the financial condition of Estre’s clients affecting their ability to pay for its services; the results of competitive bidding processes, which could lead to the loss of material contracts or curtail Estre’s expansion efforts; Estre’s history of losses; the outcome of judicial and administrative proceedings to which Estre is or may become a party or governmental investigations to which Estre may become subject that could interrupt or limit Estre’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in Estre’s clients’ preferences, prospects and the competitive conditions prevailing in the Brazilian waste management; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Boulevard and/or the shareholders of Estre for the transaction is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination, including as a result of a delay in consummating the Proposed Business Combination or a delay or difficulty in integrating the businesses of Boulevard and Estre; the amount of redemption requests made by Boulevard’s stockholders; the ability of Boulevard or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future, including, without limitation, pursuant to a private investment in public equity, or PIPE, or other offering of equity securities, which could dilute the interests of Boulevard’s stockholders; those factors discussed in Boulevard’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” and other documents of Boulevard filed, or to be filed, with the Securities and Exchange Commission (“SEC”). The projected revenue and adjusted EBITDA information of Estre presented herein for 2018 does not reflect the potential impact on these amounts that could result from the adoption of IFRS 9 and 15, which is required to be adopted commencing in 2018 and principally relate to revenue recognition. These standards are substantially identical in content and timing to GAAP ASC 606. Like nearly all companies with SEC registered shares traded in the US, Estre is still in the process of evaluating the potential impact of these accounting changes on future reporting of its financial results and condition. No assurance can be given at this time as to whether or not the impact of these changes will be material. If the risks above materialize or Estre’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Boulevard nor Estre presently know or that Boulevard and Estre currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Boulevard’s and Estre’s expectations, plans or forecasts of future events and views as of the date of this presentation. Boulevard and Estre anticipate that subsequent events and developments will cause Boulevard’s and Estre’s assessments to change. However, while Boulevard and Estre may elect to update these forward-looking statements at some point in the future, Boulevard and Estre specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Boulevard’s and Estre’s assessments as of any date subsequent to the date of this presentation.

Disclaimer (continued) 28 Participants in the Solicitation Boulevard, Estre and Holdco (when formed) and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Boulevard is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 21, 2017. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above. Presentation of Financial Information , Including Non-IFRS Financial Measures This presentation includes non-IFRS financial measures, namely adjusted EBITDA, results excluding the effects of divested operations, net debt and adjusted CAPEX, which are supplemental measures of performance that are neither required by, nor presented in accordance with, generally accepted accounting principles (“GAAP”) or international financial reporting standards (“IFRS”). A reconciliation of some of these non-IFRS financial measures to Estre’s financial statements is included in the Appendix hereto. Estre calculates adjusted EBITDA as net loss for the period plus net financial result, depreciation, amortization and depletion expenses, and income and social contribution taxes, adjusted to exclude certain losses and gains that Estre’s management believes are non-recurring and/or distort comparability across periods. These adjustments relate primarily to certain activities and transactions undertaken as part of Estre’s comprehensive operational, corporate and financial restructuring conducted over the past several years focused on a return to profitability and a strengthening of its balance sheet and, to a lesser extent, to eliminate the effects of impairment charges, other accounting write-offs and expenses in relation to Estre’s stock option plan. A reconciliation of adjusted EBITDA to net loss is included in the appendix hereto. In addition, this presentation also includes certain income statement and other financial information (including adjusted EBITDA) eliminating the effects of assets divested by Estre as part of its corporate restructuring efforts. Estre’s and Boulevard’s management believe such presentation facilitates greater comparability between periods by isolating Estre’s ongoing operations. Divested operations is not an IFRS measure and is not representative of Estre’s discontinued operations as defined by IFRS as will be reflected in Estre’s financial statements. Additional information regarding Estre’s divested operations is included in the appendix hereto.

Disclaimer (continued) 29 This presentation also includes adjusted CAPEX measures, which diverge from similarly titled measures that will be presented in Estre’s financial statements in accordance with IFRS. Accordingly, appropriate caution should be exercised in placing undue reliance on these figures. Net debt is also presented herein calculated as Gross Debt – Cash and Cash Equivalents. For a reconciliation of Estre's Net Debt to its indebtedness as reflected in its balance sheet, see the Appendix hereto. Estre and Boulevard believe that the presentation of non-IFRS financial measures provides useful supplemental information to their respective boards of directors, management teams and investors regarding certain financial and business trends impacting Estre's financial condition and results of operations. Estre and Boulevard believe such measures, when viewed in conjunction with Estre’s consolidated financial statements, will provide a better understanding of Estre’s business on an ongoing basis by eliminating the accounting and other impacts of isolated events that they believe are not representative of Estre’s ordinary course operations. Nevertheless, such non-IFRS financial measures have significant limitations as analytical tools, including that they may not reflect (i) Estre’s cash expenditures, or future requirements, for capital expenditures or contractual commitments; (ii) changes in, or cash requirements for, Estre’s working capital needs and (iii) Estre’s significant interest expense, or the cash requirements necessary to service interest or principal payments, on Estre’s debts. Non-IFRS financial measures do not have a standardized meaning, and the definition of such non-IFRS financial measures used by Estre may be different from other, similarly named non-IFRS measures used by Estre’s peers operating in the waste management industry. Comparability with other companies on the basis of the non-IFRS financial measures as presented herein is therefore subject to significant limitations. As a result of the above, undue reliance should not be placed on non-IFRS financial measures (or any related metric derived therefrom) as a measure of Estre's operating performance, financial position or cash flow nor should such non-IFRS financial measures (or any other non-IFRS metric derived therefrom) be considered in isolation from, or as a substitute for, financial information presented in compliance with IFRS. Neither the SEC nor any other securities commission or securities regulatory authority has in any way passed upon the merits of the non-IFRS financial information contained in this presentation. You are encouraged to review the financial data and other information to be contained in the definitive proxy statement/prospectus to be filed with the SEC, including the audited financial statements to be included therein when finalized, as well as any updated versions of this presentation and other documents to be filed with the SEC, if any, which shall supersede the information contained herein in all respects.